UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014 (February 6, 2014)

DanDrit Biotech USA, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

DanDrit Biotech A/S
Fruebjergvej 3 Box 62
2100 Copenhagen, Denmark

 (Address of Principal Executive Offices)

+45 39179840

 (Registrant’s telephone number, including area code)

Putnam Hills Corp.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKINGSTATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this current report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the section “Risk Factors” beginning on page 4 of this current report.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) on Form 8-K/A amends in its entirety the Current Report on Form 8-K filed by DanDrit Biotech USA, Inc. (“we” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 17, 2014 (the “Original Filing”) in connection with the filing of an amendment to the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2014 (File No. 193965), as amended (the “S-1 Registration Statement”), to which the Original Filing refers.

This current report responds to the following items on Form 8-K:

Item 1.01 - Entry into a Material Definitive Agreement
Item 2.01 - Completion of Acquisition or Disposition of Assets
Item 3.02 - Unregistered Sales of Equity Securities
Item 4.01 - Changes in the Registrant’s Certifying Accountant
Item 5.01 - Changes in Control of Registrant
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.06 - Change in Shell Company Status
Item 5.07 - Submission of Matters to a Vote of Security Holders
Item 9.01 - Financial Statements and Exhibits

As used in this current report and unless otherwise indicated, the terms the “DanDrit USA,” “Company,” “we,” “us,” and “our” refer to DanDrit Biotech USA, Inc. (f/k/a Putnam Hills Corp.) following our share exchange described below, unless the context requires otherwise.

Item 1.01   Entry into a Material Definitive Agreement

The Company was incorporated in Delaware on January 18, 2011 under the name "Putnam Hills Corp." (“Putnam”) as a vehicle to pursue a business combination through the acquisition of, or merger with, an operating business. We filed a Registration Statement on Form 10 with the SEC on August 12, 2011.

On February 12, 2014, the Company signed and consummated the transactions contemplated by an Agreement and Plan of Share Exchange (the "Share Exchange Agreement"), by and among DanDrit USA (formerly known as Putnam Hills Corp.), DanDrit Biotech A/S (“DanDrit Denmark”) and N.E. Nielsen, as the representative of the shareholders of DanDrit Denmark, pursuant to which the Company will acquire 100% of the issued and outstanding equity securities in DanDrit in exchange for 6,000,000 of the issued and outstanding common stock, par value $0.0001 per share of the Company. The initial share exchange was closed on February 12, 2014 pursuant to which holders of approximately 97% of the issued and outstanding capital stock of DanDrit Denmark (the “DanDrit Consenting Holders”) exchanged an aggregate of 3,879,624 equity interests of DanDrit Denmark for 5,814,945 shares of DanDrit USA (the “Share Exchange”) and as a result of which the Company would become the parent of DanDrit Denmark. In accordance with Section 70 of the Danish Companies Act and the Articles of Association of DanDrit Denmark, DanDrit Denmark shareholders who have not consented to the Share Exchange (the “Non-Consenting Shareholders”) and therefore have not exchanged such DanDrit Denmark shareholder’s equity interests in DanDrit Denmark for shares of DanDrit USA, will be entitled to receive the 185,053 shares of common stock of DanDrit USA, reflected as issued and outstanding, that each such DanDrit Denmark shareholder would have been entitled to receive if such DanDrit Denmark shareholder had consented to the Share Exchange, up to an aggregate of additional 185,053 shares of common stock of DanDrit USA. As a result of the Share Exchange, the former shareholders of DanDrit Denmark became the controlling shareholders of the Company. The Share Exchange was accounted for as a reverse takeover/recapitalization effected by a share exchange, wherein DanDrit Denmark is considered the acquirer for accounting and financial reporting purposes. The capital, share price, and earnings per share amount in these consolidated financial statements for the period prior to the reverse merger were restated to reflect the recapitalization in accordance with the exchange ratio established in the merger.

Upon the closing of the Share Exchange, DanDrit USA and the its majority shareholder immediately prior to the closing agreed to cancel up to 4,400,000 shares of our common stock.  In addition, following the closing of the Share Exchange, DanDrit Biotech USA, Inc., a wholly owned subsidiary of the Company merged with and into the Company, thereby changing the Company’s name to “DanDrit Biotech USA, Inc.” We filed a Certificate of Ownership and Merger with the Office of Secretary of State of Delaware on February 13, 2014.

DanDrit USA owns approximately 97% of the outstanding equity interests of DanDrit Denmark. As a result of the Share Exchange, we changed our management and reconstituted our board of directors. As of the effective time of the Share Exchange, Samir Masri, the Chief Executive Officer, Chief Financial Officer, President, Secretary and sole director of Putnam resigned as the sole officer and director of the company and appointed NE Nielsen, Dr. Jacob Rosenberg, Dr. Eric Leire, Aldo Petersen and Robert E. Wolfe as directors of Putnam, and Dr. Eric Leire as Chief Executive Officer and President and Mr. Wolfe as Chief Financial Officer, Treasurer and Secretary.

Prior to the consummation of the Share Exchange, the Company was not engaged in any trade or business and DanDrit Denmark was engaged in developing what we believe will be the world’s first vaccine approved for the treatment of colorectal cancer.  Accordingly, following the Share Exchange, the business of DanDrit Denmark constitutes our only operations.

Based on the fact that after the Share Exchange:  (i) the former stockholders of DanDrit Denmark control us, (ii) we have changed our name to reflect the corporate identity of DanDrit USA and (iii) our only business is the business that had been previously conducted by DanDrit Denmark, for accounting purposes, DanDrit Denmark is treated as the acquiror.  As a result, the historical financial statements of DanDrit Denmark have become our historical financial statements and are the historical financial statements appearing elsewhere in this Report.

The foregoing description is only a summary and is qualified in its entirety by reference to the Agreement and Plan of Share Exchange and the Certificate of Ownership and Merger, copies of which are attached as Exhibit 2.1 and 3.4, respectively, to the S-1 Registration Statement and are incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure made under Item 1.01 of this Report which is incorporated herein by reference.

Upon consummation of the Share Exchange, DanDrit Denmark became our wholly-owned subsidiary.  Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before the Share Exchange, then the registrant must disclose in a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10.  Accordingly, this Report includes all of the information that would be included in a Form 10.  Please note that unless indicated otherwise, the information provided below relates to us after the Share Exchange.  Information relating to periods prior to the date of the Share Exchange only relate to the party specifically indicated.

The following information is being provided with respect to the Company after giving effect to the Share Exchange pursuant to the requirements of Item 2.01 of Form 8-K and Form 10.

FORM 10 INFORMATION

BUSINESS

The information required to be provided herein is set forth in “Our Business” in the S-1 Registration Statement and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in “Risk Factors” in the S-1 Registration Statement and is incorporated herein by Reference.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the S-1 Registration Statement and is incorporated herein by reference.

PROPERTIES

The information required to be provided herein is set forth in “Properties” in the S-1 Registration Statement and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required to be provided herein is set forth in “Security Ownership of Certain Beneficial Owners and Management” in the S-1 Registration Statement and is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in “Management” in the S-1 Registration Statement and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the S-1 Registration Statement and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Related Party Transactions” in the S-1 Registration Statement and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Legal Matters” in the S-1 Registration Statement and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market for Our Common Stock” in the S-1 Registration Statement and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Recent Sales of Unregistered Securities” in the S-1 Registration Statement and is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The information required to be provided herein is set forth in “Description of Securities” in the S-1 Registration Statement and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Disclosure of Commission Position on Indemnification for Securities Act Liabilities” in the S-1 Registration Statement and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See Item 9.01 below which is incorporated by reference herein.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The information required to be provided herein is set forth in “Changes in and Disagreements with Accounts on Accounting and Financial Disclosure” in the S-1 Registration Statement and is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

See Item 9.01 below which is incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities

Reference is made to the disclosure made under Items 1.01 and 2.01 of this Report which is incorporated herein by reference.

Item 4.01  Changes in the Registrant’s Certifying Accountant

Reference is made to the disclosure made under Item 2.01 of this Report which is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant

Reference is made to the disclosure made under Item 1.01 and Item 2.01 of this Report which is incorporated herein by reference.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure made under Item 1.01 and Item 2.01 of this Report which is incorporated herein by reference.  For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under the heading “Directors and Executive Officers and Key Employees” under Item 2.01 of this Report which disclosure is incorporated herein by reference.

Item 5.06   Change in Shell Company Status

As a result of the consummation of the Share Exchange described in Item 1.01 and Item 2.01 of this Report, we believe that we are no longer a shell corporation, as that term is defined in Rule 405 of the Securities Act of 1933, as amended and Rule 12b-2 of the Exchange Act of 1934, as amended.

Item 5.07   Submission of Matters to a Vote of Security Holders

On February 6, 2014, stockholders holding approximately 92% of the then outstanding shares of our common stock executed a written consent in lieu of meeting to approve the adoption by the Company of the DanDrit Biotech USA 2014 Equity Incentive Plan.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of the Company for each of the fiscal years ended December 31, 2013 and 2012 and the unaudited financial statements of the Company for each of the fiscal quarters ended March 31, 2014 and 2013 included in Exhibit 4.2 attached hereto are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma combined financial statements of the Company and DanDrit Denmark for the requisite periods included in Exhibit 4.1 attached hereto are incorporated herein by reference.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein, which are incorporated herein by reference.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
4.1	Amendment No. 2 to Registration Statement on Form S-1, filed with the SEC on May 16, 2014.(1)

4.2	Amendment No. 6 to Registration Statement on Form S-1, filed with the SEC on August 8, 2014.*

(1) Filed with the SEC on May 16, 2014 and incorporated herein by reference.
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: August 12, 2014	By:	/s/ Dr. Eric Leire
Dr. Eric Leire, Chief Executive Officer and President